GOLDMAN SACHS TRUST II

Class A, Institutional, Service,

Investor, Class R and Class R6 Shares of the

Goldman Sachs Target Date Portfolios

Goldman Sachs Target Date Retirement Portfolio

Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2035 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio

Goldman Sachs Target Date 2050 Portfolio

Goldman Sachs Target Date 2055 Portfolio

Goldman Sachs Target Date 2060 Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 21, 2022 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2021

At a meeting held on September 19-20, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust II (the “Trust”) approved a proposal to liquidate the Goldman Sachs Target Date Retirement Portfolio, Goldman Sachs Target Date 2025 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2035 Portfolio, Goldman Sachs Target Date 2040 Portfolio, Goldman Sachs Target Date 2045 Portfolio, Goldman Sachs Target Date 2050 Portfolio, Goldman Sachs Target Date 2055 Portfolio, and Goldman Sachs Target Date 2060 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Portfolio and its shareholders to liquidate the Portfolio. The Portfolios will be liquidated on or about December 20, 2022 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Portfolios will no longer be available for purchase as of the close of business on October 19, 2022, except that existing shareholders of a Portfolio may continue to purchase shares of the Portfolio until December 6, 2022. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to a Portfolio, they will continue to be paid either in cash, in additional shares of the Portfolio, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. Each Portfolio may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that each Portfolio’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of each Portfolio on the Liquidation Date will be automatically redeemed by the Portfolio. Each shareholder of record of a Portfolio on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation. The liquidation of a Portfolio’s portfolio will result in increased transaction costs, which must be borne by the Portfolio and its shareholders, and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of a Portfolio and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemption of shares by current shareholders between September 21, 2022 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

Certain shareholders may redeem all or a portion of their shares of a Portfolio before the Liquidation Date, and as a result the Portfolio and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact a Portfolio’s net asset value per share.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

TARGDATEOPSTK 09-22